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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    January 3, 2001
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                          Water Pik Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



    Delaware                       1-15297                        25-1843384
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 (State or other                 (Commission                   (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)



   23 Corporate Plaza, Suite 246, Newport Beach, California            92660
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         (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (949) 719-3700
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Water Pik Technologies, Inc., a Delaware corporation (the "Company"), sold 1,973,685 shares of its common stock (the "Shares"), in a private placement which closed on January 3, 2001, to two investment funds (the "Purchasers") managed by Special Value Investment Management, LLC, pursuant to the terms of a Stock Purchase Agreement, dated as of December 29, 2000, by and among the Company and the Purchasers (the "Purchase Agreement"). The purchase price was $7.60 per share, for aggregate gross proceeds to the Company of $15,000,006, less placement agent fees of $825,000 and other offering expenses. Credit Suisse First Boston Corporation acted as placement agent for the offering.

         Under a Registration Rights Agreement, dated as of January 3, 2001, by and among the Company and the Purchasers (the "Rights Agreement"), the Purchasers have the right to require the Company at any time after January 3, 2002 until January 3, 2006 (or the earlier termination of the Rights Agreement) to register the Shares, plus an additional 386,800 shares of common stock of the Company that the Purchasers owned prior to the offering, under the Securities Act of 1933, as amended (the "Act"). In addition, the Purchasers have a right to include all of the shares of common stock of the Company that they own in certain other registration statements that may be filed by the Company to register its common stock under the Act for the Company's own account or for the account of any other stockholder. A copy of the Purchase Agreement and the Registration Rights Agreement are attached as Exhibits 10.1 and 4.1, respectively, and are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

          4.1 Registration Rights Agreement, dated as of January 3, 2001, by and among the Company, Special Value Bond Fund, LLC and Special Value Bond Fund II, LLC.

         10.1 Stock Purchase Agreement, dated as of December 29, 2000, by and among the Company, Special Value Bond Fund, LLC and Special Value Bond Fund II, LLC.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WATER PIK TECHNOLOGIES, INC.
                                                    (Registrant)


Date: January 10, 2001                      By: /s/ Michael P. Hoopis
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                                                    Michael P. Hoopis
                                                    President and
                                                    Chief Executive Officer



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                          WATER PIK TECHNOLOGIES, INC.
                                INDEX TO EXHIBITS


                                                                           Page
Number                        Description of Exhibit                      Number
------                        ----------------------                      ------

   4.1 Registration Rights Agreement, dated as of January 3, 2001, by and among the Company, Special Value Bond Fund, LLC and Special Value Bond Fund II, LLC.

  10.1 Stock Purchase Agreement, dated as of December 29, 2000, by and among the Company, Special Value Bond Fund, LLC and
          Special Value Bond Fund II, LLC.


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